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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 18, 1997



                                 TELTREND INC.
               (Exact Name of Registrant as Specified in Charter)


   DELAWARE                        0-26114                      13-3476859
(State or Other            (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                           Identification Number)
Incorporation)

          620 STETSON AVENUE
         ST. CHARLES, ILLINOIS                                  60174-1700
(Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 377-1700
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ITEM 5.  OTHER EVENTS.

On April 18, 1997, the Board of Directors of Teltrend Inc. (the
"Company") voted to increase the size of its Board of Directors from seven to eight directors and to appoint Susan B. Major to fill the new seat on the Board. Major will serve as a member of the Board of Directors until the next annual meeting of shareholders and until she or her successor is duly elected and qualified. A copy of the News Release issued by the Company on April 28, 1997 announcing Susan B. Major's appointment to the Company's Board of Directors is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBITS NO.            DESCRIPTION

    99 NEWS RELEASE issued April 28, 1997 by Teltrend Inc. announcing Susan B. Major's appointment to the Teltrend Inc. Board of Directors.









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                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

    99 NEWS RELEASE issued April 28, 1997 by Teltrend Inc. announcing Susan B. Major's appointment to the Teltrend Inc. Board of Directors.









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TELTREND INC.



Date: April 28, 1997                    By:  /s/  Douglas P. Hoffmeyer
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                                                  Douglas P. Hoffmeyer
                                                  Vice President-Finance,
                                                  Secretary and Treasurer



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